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                                                                   EXHIBIT 10(i)

                     MODIFICATION OF STOCKHOLDERS' AGREEMENT


            THIS MODIFICATION TO STOCKHOLDERS' AGREEMENT, dated as of this 20th day of June, 1997, is entered into by Steve Smith ("Smith") and Steven M. Bogen ("Bogen") (each a "Stockholder", and collectively the "Stockholders").

                              W I T N E S S E T H:

            WHEREAS, the Stockholders entered into a "Stockholders' Agreement" dated as of March 31, 1996 in connection with the merger of The Ultimate Juice Company, Inc. with and into The Fresh Juice Company, Inc. (the "Company"); and

            WHEREAS, the parties hereto desire to enter into this "Modification Agreement" to modify the terms of the Stockholders' Agreement as set forth herein.

            NOW, THEREFORE, the parties hereto agree as follows:

            Section 1(a) of the Stockholders' Agreement shall be deleted and replaced with the following:

            A. "1. Board of Directors; Election of Directors. (a) Each Stockholder agrees that Smith and Bogen shall each have the right to designate two (inclusive of themselves) of the nominees (the "Management Nominees") to the Board of Directors of the Company."

            B. With the exception of the Management Nominees (i.e. the first four nominees), any future nominee(s) for election to serve as a member of the Company's Board of Directors shall not be deemed to be one of the Management Nominees as that term is defined in Section 1(a) of the Stockholders' Agreement, and such nominee(s) shall be nominated and elected in accordance with the Company's By-laws and Delaware General Corporation Law.
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            C. Notwithstanding anything in the Stockholders' Agreement to the contrary, the Stockholders hereby agree that any future expansion of the size of the Company's Board of Directors shall be determined by a majority vote of the Board of Directors and such vote shall not be restricted or controlled by the Stockholders' Agreement.

            D. This Modification Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

            E. Except as modified herein, the terms of the Stockholders' Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the undersigned have executed this Modification Agreement as of the date first written above.



                                          /s/ Steve Smith
                                          -----------------------------------
                                          Steve Smith


                                          /s/ Steven M. Bogen
                                          -----------------------------------
                                          Steven M. Bogen


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